The Lord Abbett Family of Funds1

Supplement dated December 5, 2024

to the Statements of Additional Information

Effective December 31, 2024, James M. McTaggart and James L.L. Tullis will each retire from his service as Trustee/Director of the Boards of Trustees/Directors of the Funds (collectively, the “Board”). All references to Mr. McTaggart and Mr. Tullis as a Trustee/Director throughout the Funds’ statements of additional information are hereby removed following the effective date of their retirement.

The Board has appointed Peter J. McNamara to serve on the Board effective January 1, 2025 as an independent Directors/Trustees of the Funds. Mr. McNamara will serve on the Audit and Investment Committees.

Effective January 1, 2025, the following sentence replaces in its entirety the first sentence under Section 4 – “Management of the Funds – Board Leadership Structure” in Part II:

The Board currently has nine Board Members, eight of whom are Independent Board Members.

Effective January 1, 2025, the following information about Mr. McNamara is added to the corresponding sections under Section 4 – “Management of the Funds – Board Members” and “Management of the Funds –Qualifications of Board Members” in Part II:

Name (Year of Birth)	Position Held	Year Elected as Board Member	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Board Members
Peter J. McNamara (1964)	Board Member	2025	Partner, PricewaterhouseCoopers LLP (retired 2024).	None

Qualifications of Board Members

Independent Board Members:

  Peter J. McNamara. Board tenure with the Funds (since 2025), financial services industry experience, financial expertise, legal and regulatory experience, and leadership experience.

Please retain this document for your future reference.

1 When used in this supplement, the term “Fund” refers to each of the Lord Abbett open-end mutual funds.